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                                    EXHIBIT 4

















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                    (FORM OF STOCK CERTIFICATE - FRONT SIDE)


NUMBER                                                                    SHARES
        --                                                        -------
                          PINNACLE BANCSHARES, INC.

                               JASPER, ALABAMA


   common stock
   $.01 par value


This certifies that ____________________________ is the owner of ____________________ fully paid and nonassessable shares of the common stock of Pinnacle Bancshares, Inc. a Delaware Corporation (The "Corporation").

The shares evidenced by this Certificate are transferable only on the books of the Corporation by the holder of record hereof, in person or by Attorney, upon surrender of this Certificate properly endorsed.

The capital stock evidenced hereby is not an account of an insurable type and is not insured by the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. This Certificate is not valid until countersigned and registered by the Corporation's Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its seal to be affixed hereto.


                                       PINNACLE BANCSHARES, INC.


                                   By:
---------------------                  -----------------------------------------
Secretary                              President and Chief Executive Officer

                                       (SEAL)


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                   (FORM OF STOCK CERTIFICATE - BACK SIDE)


         The shares represented by this certificate are issued subject to all the provisions of the Certificate of Incorporation and Bylaws of The Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

         The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the Board of Directors to designate the same with respect to other series. Such request may be made to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -         as tenants in common

TEN ENT -         as tenants by the entireties

JT TEN  -         as joint tenants with right of survivorship and not as
                  tenants in common

UNIF TRANSFER MIN ACT - ...........Custodian......... under Uniform Transfers
                          (Cust)             (Minor)
to Minors Act.......................
                    (State)
         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED,
                            ---------------------------------------------------
HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

/                                  /

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          SHARES
--------------------------------------------------------------------------


OF THE COMMON STOCK EVIDENCED BY THIS CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT, ATTORNEY, TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE BANK, WITH FULL POWER OF SUBSTITUTION.

DATED
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                                                     SIGNATURE


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                                                     SIGNATURE